EXHIBIT 99.2
                                  ------------

                                 A Confirmation

BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009




DATE:             June 29, 2006

TO:               The Bank of New York, not in its individual capacity, but
                  solely as Trustee of the CWALT, Inc. Alternative Loan Trust
                  2006-HY12
ATTENTION:        Courtney Barhalomew
TELEPHONE:        212-815-3236
FACSIMILE:        212-815-3986

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC8437

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-HY12 ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

Reference Number: FXNEC8437
The Bank of New York, not in its individual capacity, but solely as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12
June 29, 2006
Page 2 of 13


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:         Rate Cap

       Notional Amount:             With respect to any Calculation Period,
                                    the lesser of (i) the amount set forth for such period in Schedule I attached hereto, and (ii) the Class Certificate Balance of the Class A-4 Certificates, immediately prior to the related Distribution Date (as such term is defined in the Pooling and Servicing Agreement).

       Trade Date:                  June 22, 2006

       Effective Date:              June 25, 2006

       Termination Date:            January 25, 2010

       Fixed Amount (Premium):

              Fixed Rate Payer:     Counterparty; provided that the payment of
                                    the Fixed Amount to BSFP has been made on behalf of the Counterparty by Deutsche
                                    Bank Securities, Inc.

              Fixed Rate Payer
              Payment Date:         June 29, 2006

              Fixed Amount:         USD 810,000

       Floating Amounts:

              Floating Rate Payer:  BSFP

              Cap Rate:             With respect to any Calculation Period,
                                    the rate set forth for such period in
                                    Schedule I attached hereto.

              Floating Rate Payer
              Period End Dates:     The 25th calendar day of each month
                                    during the Term of this Transaction,
                                    commencing July 25, 2006 and ending
                                    on the Termination Date, with No
                                    Adjustment.

              Floating Rate Payer
              Payment Dates:        Early Payment shall be applicable. The
                                    Floating Rate Payer Payment Dates shall be two Business Days preceding each

Reference Number: FXNEC8437
The Bank of New York, not in its individual capacity, but solely as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12
June 29, 2006
Page 3 of 13


                                    Floating Rate Payer Period End Date.

              Floating Rate Option: USD-LIBOR-BBA; provided, however, that if the Floating Rate determined from such
                                    Floating Rate Option for any Calculation
                                    Period is greater than 9.12000% then the Floating Rate for such Calculation Period shall be deemed equal to 9.12000%.

              Designated Maturity:  One month

              Floating Rate Day
              Count Fraction:       30/360

              Reset Dates:          The first day of each Calculation Period.

              Compounding:          Inapplicable

       Business Days for payments:  New York

       Business Day Convention:     Following

3.     Additional Provisions:       Each party hereto is hereby advised and
                                    acknowledges that the other party has
                                    engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

Reference Number: FXNEC8437
The Bank of New York, not in its individual capacity, but solely as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12
June 29, 2006
Page 4 of 13



(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

         (i) Market Quotation will apply.

         (ii) The Second Method will apply.

(g)    "Termination Currency" means United States Dollars.

3)  Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)    Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8437
The Bank of New York, not in its individual capacity, but solely as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12
June 29, 2006
Page 5 of 13


Party required to deliver      Form/Document/                        Date by which to
document                       Certificate                           be delivered

BSFP and                       Any document required or              Promptly after the earlier of (i) reasonable
the Counterparty               reasonably requested to allow         demand by either party or (ii) learning that
                               the other party to make payments      such form or document is required
                               under this Agreement without any
                               deduction or withholding for or
                               on the account of any Tax or
                               with such deduction or
                               withholding at a reduced rate

(2) Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case



Reference Number: FXNEC8437
The Bank of New York, not in its individual capacity, but solely as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12
June 29, 2006
Page 6 of 13


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

                         may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.

6)  Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of this Agreement:

       Address for notices or communications to BSFP:

                  Address:     383 Madison Avenue, New York, New York  10179
                  Attention:   DPC Manager
                  Facsimile:   (212) 272-5823

       with a copy to:

                  Address:     One Metrotech Center North,
                               Brooklyn, New York 11201
                  Attention:   Derivative Operations - 7th Floor
                  Facsimile:   (212) 272-1634

                  (For all purposes)

       Address for notices or communications to the Counterparty:

                  Address:     The Bank of New York
                               101 Barclay Street-8W

Reference Number: FXNEC8437
The Bank of New York, not in its individual capacity, but solely as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12
June 29, 2006
Page 7 of 13

                               New York, New York 10286
                  Attention:   Corporate Trust MBS Administration,
                               CWALT, Series 2006-HY12
                  Facsimile:   212-815-3986
                  Phone:       212-815-3236

                  (For all purposes)

(b)    Process Agent. For the purpose of Section 13(c):

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market Maker to act as Calculation Agent.

(f)      Credit Support Document. Not applicable for either BSFP or the
         Counterparty.

(g)      Credit Support Provider.

         BSFP:    Not Applicable

         The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

Reference Number: FXNEC8437
The Bank of New York, not in its individual capacity, but solely as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12
June 29, 2006
Page 8 of 13


(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York ("BONY"), not individually or personally but solely as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12 (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall the Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

Reference Number: FXNEC8437
The Bank of New York, not in its individual capacity, but solely as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12
June 29, 2006
Page 9 of 13



7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g)   Relationship Between Parties.

                           Each party represents to the other party on each date when it enters into a Transaction that:--

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

                  (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

          NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNEC8437
The Bank of New York, not in its individual capacity, but solely as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12
June 29, 2006
Page 10 of 13


5.     Account Details and
       Settlement Information: Payments to BSFP:
                               Citibank, N.A., New York
                               ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                               Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                               Sub-account  Number: 102-04654-1-3
                               Attention: Derivatives Department

                               Payments to Counterparty:
                               The Bank of New York
                               New York, NY
                               ABA Number: 021-000-018
                               GLA Number:  111-565
                               For further credit to: TAS A/C580788
                               Attention: Matthew Sabino
                               Tel: (212) 815-4800

6. Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8437
The Bank of New York, not in its individual capacity, but solely as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12
June 29, 2006
Page 11 of 13




We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:    /s/ Annie Manevitz
       -------------------------------
       Name:  Annie Manevitz
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF THE CWALT, INC. ALTERNATIVE LOAN TRUST 2006-HY12


By:    /s/ Courtney Bartholomew
       -------------------------------
       As authorized agent or officer for The Bank of New York, not in its individual capacity but soley as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12
       Name:  Courtney Bartholomew
       Title: Vice President





am

Reference Number: FXNEC8437
The Bank of New York, not in its individual capacity, but solely as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12
June 29, 2006
Page 12 of 13


                                                           SCHEDULE I


          From and including                  To but excluding                  Notional Amount (USD)                   Cap Rate
          ------------------                  ----------------                  ---------------------                   --------
            Effective Date                        7/25/2006                         243,791,000.00                       5.8287%
              7/25/2006                           8/25/2006                         242,679,448.52                       5.8287%
              8/25/2006                           9/25/2006                         240,817,892.41                       5.8286%
              9/25/2006                          10/25/2006                         238,212,486.89                       5.8286%
              10/25/2006                         11/25/2006                         234,871,519.49                       5.8286%
              11/25/2006                         12/25/2006                         230,805,311.02                       5.8286%
              12/25/2006                          1/25/2007                         226,026,548.66                       5.8286%
              1/25/2007                           2/25/2007                         220,549,991.61                       5.8286%
              2/25/2007                           3/25/2007                         214,392,532.13                       5.8286%
              3/25/2007                           4/25/2007                         207,572,833.72                       5.8285%
              4/25/2007                           5/25/2007                         200,113,942.76                       5.8285%
              5/25/2007                           6/25/2007                         192,038,741.22                       5.8285%
              6/25/2007                           7/25/2007                         183,677,707.09                       5.8285%
              7/25/2007                           8/25/2007                         175,345,113.18                       5.8285%
              8/25/2007                           9/25/2007                         167,202,780.28                       5.8285%
              9/25/2007                          10/25/2007                         159,247,581.39                       5.8286%
              10/25/2007                         11/25/2007                         151,476,440.88                       5.8286%
              11/25/2007                         12/25/2007                         143,886,333.64                       5.8286%
              12/25/2007                          1/25/2008                         136,474,284.27                       5.8286%
              1/25/2008                           2/25/2008                         129,237,366.23                       5.8286%
              2/25/2008                           3/25/2008                         122,172,701.05                       5.8286%
              3/25/2008                           4/25/2008                         115,277,457.56                       5.8286%
              4/25/2008                           5/25/2008                         108,548,851.10                       5.8286%
              5/25/2008                           6/25/2008                         101,984,142.75                       5.8286%
              6/25/2008                           7/25/2008                         95,580,638.58                        5.8287%
              7/25/2008                           8/25/2008                         89,170,688.92                        5.8287%
              8/25/2008                           9/25/2008                         82,916,687.64                        5.8287%
              9/25/2008                          10/25/2008                         76,816,071.41                        5.8287%
              10/25/2008                         11/25/2008                         70,866,319.01                        5.8287%
              11/25/2008                         12/25/2008                         65,064,950.66                        5.8287%
              12/25/2008                          1/25/2009                         59,409,527.30                        5.8287%
              1/25/2009                           2/25/2009                         53,897,649.95                        5.8287%
              2/25/2009                           3/25/2009                         48,526,959.04                        5.8288%
              3/25/2009                           4/25/2009                         43,295,133.77                        5.8288%
              4/25/2009                           5/25/2009                         38,199,891.46                        5.8288%
              5/25/2009                           6/25/2009                         33,238,986.96                        5.8288%
              6/25/2009                           7/25/2009                         28,410,211.98                        5.8288%
              7/25/2009                           8/25/2009                         23,561,394.51                        5.8288%
              8/25/2009                           9/25/2009                         18,840,398.26                        5.8288%



Reference Number: FXNEC8437
The Bank of New York, not in its individual capacity, but solely as Trustee of the CWALT, Inc. Alternative Loan Trust 2006-HY12
June 29, 2006
Page 13 of 13




              9/25/2009                          10/25/2009                         14,245,122.00                        5.8289%
              10/25/2009                         11/25/2009                          9,773,499.05                        5.8289%
              11/25/2009                         12/25/2009                          5,423,496.68                        5.8289%
              12/25/2009                      Termination Date                       1,193,115.55                        5.8289%